                                  LAW OFFICES
                       Haskell Slaughter & Young, L.L.C.
                           1200 AMSOUTH/HARBERT PLAZA
                            1901 SIXTH AVENUE NORTH
                        BIRMINGHAM, ALABAMA  35203-2618

                            FACSIMILE (205) 324-1133
                            TELEPHONE (205) 251-1000

                               MONTGOMERY OFFICE
                               -----------------
                           305 SOUTH LAWRENCE STREET
                           MONTGOMERY, ALABAMA 36104
                              POST OFFICE BOX 4660
                         MONTGOMERY, ALABAMA 36103-4660
                            FACSIMILE (334) 264-7945
                            TELEPHONE (334) 265-8573
                                                            EXHIBIT 5


                              WYATT RUSHTON HASKELL
                              WILLIAM M. SLAUGHTER
                              FRANK M. YOUNG, III
                              BENJAMIN B. SPRATLING III
                              THOMAS T. GALLION, III
                              ROBERT D. SHATTUCK, JR.
                              E. ALSTON RAY
                              JAMES C. HUCKABY, JR.
                              MARK EDWARD EZELL
                              STEPHEN L. POER
                              THOMAS E. REYNOLDS
                              BEVERLY POOLE BAKER
                              ROSS N. COHEN
                              RICHARD H. WALSTON
                              CONSTANCE A. CALDWELL
                              GWEN L. WINDLE
                              MICHAEL K.K. CHOY
                              -------------------------

                              CARTER H. DUKES
                              PAULA B. CARROLL
                              R. SCOTT WILLIAMS
                              F. HAMPTON McFADDEN, JR.
                              JOHN W. SCOTT
                              BARRY D. WOODHAM
                              GEORGIA S. ROBERSON
                              SUSAN E. KENNEDY
                              REBECCA HIGGINS HUNT


                                             PLEASE REPLY TO:   BIRMINGHAM


                                 July 19, 1996


Harmony Holdings, Inc.
1990 Westwood Boulevard, Suite 310
Los Angeles, California 90025-4676


    RE:  REGISTRATION STATEMENT ON FORM S-8 -- STOCK OPTION PLAN

Gentlemen:

We have served as counsel for Harmony Holdings, Inc., a Delaware corporation (the "Company"), in connection with the registration under the Securities Act of 1933, as amended, of an aggregate of 1,014,000 shares (the "Shares") of the Company's authorized Common Stock, par value $.01 per share, to be issued to participants of the Company's Stock Option Plan (the "Plan") and 650,000 shares of Common Stock, $.01 par value, which may be sold by the selling stockholders, pursuant to the Company's Registration Statement on Form S-8, containing a Reoffer Prospectus on Form S-3, relating thereto (the "Registration Statement"). This opinion is furnished to you pursuant to the requirements of Form S-8.

In connection with this opinion, we have examined and are familiar with originals or copies (certified or otherwise identified to our satisfaction) of such documents, corporate records and other instruments relating to the incorporation of the Company and to the authorization and issuance of the Shares and the authorization and adoption of the Plan as we have deemed necessary and appropriate.

Based upon the foregoing, and having regard for such legal considerations as we have deemed relevant, it is our opinion that:

1. The Shares have been duly authorized.

2. Upon issuance, sale and delivery of the Shares as contemplated in the Registration Statement and the Plan, the Shares will be legally issued, fully paid and nonassessable.

We do hereby consent to the filing of this Opinion as an Exhibit to the Registration Statement.

                                       Very truly yours,


                                       HASKELL SLAUGHTER & YOUNG, L.L.C.


                                       By      /s/ Mark Ezell
                                          -----------------------
                                                 Mark Ezell